Exhibit 10.2

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made as of April 28, 2017, by and among Mantra Venture Group Ltd., a British Columbia corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and, collectively, the “Purchasers”).

RECITALS

A.         The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

B.          Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the Warrants and the Notes, all in the amounts and for the price set forth on Schedule 1 hereto.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser hereby agrees as follows:

ARTICLE 1

DEFINITIONS

1.1         Defined Terms. In addition to terms defined elsewhere in this Agreement or in any Supplement, Amendment or Exhibit hereto, when used herein, the following terms shall have the following meanings:

(a)          “Affiliate” means any Person which, directly or indirectly, owns or controls, on an aggregate basis, a ten percent (10%) or greater interest in any other Person, or which is controlled by or is under common control with any other Person.

(b)         “Business Day” means any day other than a Saturday or Sunday or any other day on which the Federal Reserve Bank of New York is not open for business.

(c)         “Closing” means the time of issuance and sale by the Company of the Warrants and the Notes to the Purchasers.

(d)         “Closing Date” means the date the Warrants and the Notes are purchased by the Purchasers from the Company.

(e)         “Closing Statement” means the Closing Statement in the form on Annex A attached hereto.

(f)          “Common Stock” means (i) the Company’s common stock, $0.00001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

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(g)         “Common Stock Equivalents” means any capital stock or other security of the Company that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, and/or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock).

(h)         “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(i)         “Conversion Date” has the meaning set forth in the Notes.

(j)         “Conversion Shares” has the meaning set forth in the Notes.

(k)         “Documents” means, collectively, this Agreement, the Notes, the Warrants, and such other documents, instruments, certificates, supplements, amendments, exhibits and schedules required and/or attached pursuant to this Agreement and/or any of the above documents, and/or any other document and/or instrument related to the above agreements, documents and/or instruments, and the transactions hereunder and/or thereunder and/or any other agreement, documents or instruments required or contemplated hereunder or thereunder, whether now existing or at any time hereafter arising.

(l)          “Dollar(s)” and “$” means lawful money of the United States.

(m)        “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest.

(n)        “Event of Default” shall have the meaning set forth in the Notes.

(o)        “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(p)        “GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time.

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(q)        “Indebtedness” means, with respect to any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables and accrued expenses incurred in the ordinary course of business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or the Purchasers under such agreement in the event of default are limited to repossession or sale of such property), (e) the capitalized amount of all capital lease obligations of such Person that would appear on a balance sheet in accordance with GAAP, (f) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any capital stock of such Person, (g) all obligations of such Person, contingent or otherwise, as an account party or applicant under acceptance, letter of credit, surety bond or similar facilities in respect of obligations of the kind referred to in clauses (a) through (f) above, (h) all guarantee obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above, (i) all obligations of the kind referred to in clauses (a) through (g) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation; provided that, if such Person has not assumed or become liable for the payment of such obligation, the amount of such Indebtedness shall be limited to the lesser of (A) the principal amount of the obligation being secured and (B) the fair market value of the encumbered property; and (j) all Contingent Obligations in respect to indebtedness or obligations of any Person of the kind referred to in clauses (a)-(i) above. The Indebtedness of any Person shall include, without duplication, the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.

(r)          “Liabilities” means all direct or indirect liabilities and obligations of any kind of Company to the Purchasers pursuant to the Notes, this Agreement and/or any of the other Documents.

(s)         “Liens” or “liens” means a lien, mortgage, charge pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction, or other clouds on title.

(t)         “Material Adverse Effect” means a material adverse effect on (a) the business, assets, property, operations, or condition (financial or otherwise) of Company, (b) the validity or enforceability of this Agreement or any of the other Documents or (c) the rights or remedies of the Purchasers hereunder or thereunder.

(u)         “Notes” means all of the 8% Original Issue Discount Senior Secured Convertible Promissory Notes in the form annexed hereto as Exhibit A and any and all Note(s) issued in exchange, transfer or replacement of the Notes.

(v)         “OFAC” means the United States Department of the Treasury’s Office of Foreign Assets Control.

(w)         “OFAC Regulations” means the regulations promulgated by OFAC, as amended from time to time.

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(x)         “Permitted Governmental Indebtedness” means Indebtedness provided by the Export and Import Bank of the United States of America or other similar governmental entity for the purpose of supporting product sales by the Company.

(y)         “Permitted Indebtedness” means (i) Indebtedness of the Company evidenced by the Notes, this Agreement and/or any other Document in favor of the Purchasers including all Liabilities, (ii) Indebtedness of the Company set forth in the Company’s most recent SEC Report, provided none of such Indebtedness, has been increased, extended and/or otherwise changed since the original issuance date of Indebtedness), (iii) Indebtedness that is subordinated to and not equal to or senior to the Notes, (iv) trade Indebtedness incurred in the ordinary course of business, (v) Indebtedness secured by Permitted Liens described in clause “(iv)” of the definition of Permitted Liens, (vi) Permitted Governmental Indebtedness and (vii) Indebtedness existing as of the date hereof.

(z)         “Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens (A) upon or in any equipment acquired or held by the Company to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, and (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, or (v) any Liens securing Permitted Indebtedness set forth in Sections (i) through (iii) and (vii) of the definition of Permitted Indebtedness.

(aa)       “Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, county, city, municipal or otherwise including, without limitation, any instrumentality, division, agency, body or department thereof).

(bb)      “Principal Market” means the market or exchange on which the Common Stock is listed or quoted for trading on the date in question.

(cc)       “Purchase Price” means the price to be paid by each Purchaser, in cash, to purchase such Purchaser’s Warrants and Note.

(dd)       “Required Minimum” has the meaning set forth in Section 4.4.

(ee)       “SEC” or “Commission” means the United States Securities and Exchange Commission.

(ff)         “SEC Reports” has the meaning set forth in Section 3.1(p) hereof.

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(gg)       “Securities” means the Warrants and Notes purchased pursuant to this Agreement and all Underlying Shares, Warrant Shares and any securities of the Company issued in replacement, substitution and/or in connection with any exchange, conversion and/or any other transaction pursuant to which all or any of such securities of the Company to the Purchasers.

(hh)       “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(ii)         “Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

(jj)         “Subsidiary” means, with respect to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

(kk)       “Trading Day” means any day on which the Common Stock is traded on the Trading Market, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on the Trading Market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on the Trading Market (or if the Trading Market does not designate in advance the closing time of trading on the Trading Market, then during the hour ending at 4:00:00 p.m., New York City time) unless such day is otherwise designated as a Trading Day in writing by the Purchasers.

(ll)         “Trading Market” means any of the following markets or exchanges on which the Common Stock (or any other common stock of any other Person that references the Trading Market for its common stock) is listed or quoted for trading on the date in question: the OTC Bulletin Board, The NASDAQ Global Market, The NASDAQ Global Select Market, The NASDAQ Capital Market, the New York Stock Exchange, NYSE Arca, the NYSE MKT, or the OTCQX Marketplace, the OTCQB Marketplace, the OTCPink Marketplace or any other tier operated by OTC Markets Group Inc. (or any successor to any of the foregoing).

(mm)      “Transfer Agent” means Island Stock Transfer, and any successor transfer agent of the Company.

(nn)       “Transfer Agent Irrevocable Instruction Letter” means the letter from the Company to the Transfer Agent that instructs the Transfer Agent to issue shares of Common Stock upon conversion of the Notes, in the form of Exhibit B annexed hereto.

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(oo)       “UCC” means the Uniform Commercial Code of as in effect from time to time in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to the Purchasers’ Liens on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(pp)       “Underlying Shares” means the Conversion Shares.

(qq)       “Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 4.7 hereof, which Warrants shall have a term of exercise equal to five years, in the form of Exhibit C attached hereto.

(rr)         “Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

1.2         Other Definitional Provisions.

(a)          Use of Defined Terms. Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Documents or any certificate or other document made or delivered pursuant hereto or thereto.

(b)          Accounting Terms. As used herein and in the other Documents, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to Company not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP (provided that all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts referred to herein shall be made without giving effect to (i) any election under Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of Company at “fair value”, as defined therein, and (ii) any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof).

(c)          Construction. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(d)          UCC Terms. Terms used in this Agreement that are defined in the UCC shall, unless the context indicates otherwise or are otherwise defined in this Agreement, have the meanings provided for by the UCC.

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ARTICLE 2

PURCHASE AND SALE OF THE WARRANTS AND NOTES

2.1         Closing. The Closing shall occur at 10:00 am (EDT) on the Closing Date at the offices of Pryor Cashman LLP, 7 Times Square, New York, New York 10036, on the first (1st) Trading Day on which the conditions to the Closing set forth in Article V hereof are satisfied or waived in writing as provided elsewhere herein, or on such other date and time as agreed to by the Company and the Purchasers.

2.2         Conditions to Purchase of Warrants and Notes. Subject to the terms and conditions of this Agreement, each Purchaser will at the Closing, on the Closing Date, purchase from the Company the Warrants and the Note in the amounts and for the Purchase Price as set forth on Schedule 1.

2.3         Purchase Price and Payment of the Purchase Price for the Warrants and Notes. The Purchase Price for the Warrants and Note to be purchased by each Purchaser at the Closing shall be as set forth on Schedule 1 and shall be paid at the Closing (less all of the Purchasers’ Expenses (as defined below)) by such Purchaser by wire transfer of immediately available funds to the Company in accordance with the Company’s written wiring instructions, against delivery of the Warrants and Note.

2.4         Purchasers’ Costs and Expenses. On the Closing Date, all direct and indirect costs and expenses of the Purchasers related to the negotiation, due diligence, preparation, closing, and all other items regarding or related to this Agreement and the other Documents and all of the transactions contemplated herein and/or therein, including, but not limited to, the reasonable legal fees and expenses of the Purchasers’ legal counsel (collectively, the “Purchasers’ Expenses”), shall be due and payable from the Company to the Purchasers; and the Purchasers shall subtract from their respective Purchase Price to be paid to the Company for the purchase of the Warrants and Notes, such Purchasers’ Expenses. Although the Purchasers’ Expenses are being subtracted by the Purchasers from their respective Purchase Price actually paid to the Company, such Purchasers’ Expenses shall constitute part of such Purchase Price and shall not directly and/or indirectly reduce and or result in any set-off the aggregate principal amount of the Note or result in a set-off and/or reduction of any other funds owed by the Company to the Purchasers. Notwithstanding anything to the contrary contained herein, the Company’s responsibility for the Purchasers’ Expenses shall not exceed, in the aggregate, $20,000.

2.5         Additional Closings. On the thirtieth (30) calendar day following the date that the Company becomes current in its filing obligations under the Exchange Act, there shall be an additional Closing Date of Notes and Warrants for an additional Purchase Price of $200,000. Thereafter, the Company may agree to sell, and the Purchasers may agree to purchase, additional Notes and Warrants such that the aggregate principal amount of all Notes outstanding may be up to $2,000,000. The date on which any such Notes and Warrants are issued shall be treated as a Closing Date.

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ARTICLE 3

REPRESENTATIONS AND WARRANTIES; OTHER ITEMS

3.1         Representation and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or warranty otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company represents and warrants to each Purchaser that as of the Closing Date (unless as of a specific date therein):

(a)          Subsidiaries. The Company’s Subsidiaries are as set forth in the SEC Reports.

(b)         Organization, Etc. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted except where the failure to be in good standing would not have a Material Adverse Effect. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Document and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)          Authorization: No Conflict. The execution, delivery and performance of the Documents and the transactions contemplated thereby by the Company, including, but not limited to, the sale and issuance of the Warrants and the Notes for the Purchase Price, the reservation for issuance of the shares of Common Stock required to be reserved pursuant to the terms of the Notes and Warrants and of the sale and issuance the (1) Conversion Shares into which the Notes are convertible and (2) Warrant Shares into which the Warrants are exercisable (i) are within the Company’s corporate powers, (ii) have been duly authorized by all necessary action by or on behalf of the Company (and/or its stockholders to the extent required by law), (iii) do not and shall not contravene or conflict with any provision of, or require any consents (except such consents as have already been received) under (1) any law, rule, regulation or ordinance, (2) the Company’s organizational documents; and/or (3) any agreement binding upon the Company or any of the Company’s properties, except in the case of (1) and (3) as would not reasonably be expected to have a Material Adverse Effect, and (iv) do not result in, or require, the creation or imposition of any Lien and/or encumbrance on any of the Company’s properties or revenues pursuant to any law, rule, regulation or ordinance or otherwise, except as would not reasonably be expected to have a Material Adverse Effect.

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(d)         Validity and Binding Nature. The Documents to which the Company is a party are the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws of general application affecting the rights and remedies of creditors and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(e)         Title to Assets. The Company has good and marketable title to all assets owned by Company that are material to the business of the Company in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company.

(f)          No Violations of Laws. The Company is not in violation of any law, ordinance, rule, regulation, judgment, decree or order of any federal, state or local governmental body or court and/or regulatory or self-regulatory body except as would not reasonably be expected to have a Material Adverse Effect.

(g)         Taxes. All federal, and material state and local tax returns required to be filed by the Company have been filed with the appropriate governmental agencies and all taxes due and payable by the Company have been timely paid. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(h)         Fiscal Year. The fiscal year of the Company ends on May 31 of each year.

(i)          Accuracy of Information, etc. No statement or information contained in this Agreement, the SEC Reports, any other Document or any other document, certificate or statement furnished to the Purchasers by or on behalf of the Company in writing for use in connection with the transactions contemplated by this Agreement and/or the other Documents contained, as of the date such statement, information, document or certificate was made or furnished, as the case may be, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein, taken as a whole, not materially misleading. There is no fact known to the Company that could have a Material Adverse Effect that has not been expressly disclosed herein, in the other Documents, in the SEC Reports or in any other documents, certificates and statements furnished to the Purchasers for use in connection with the transactions contemplated hereby and by the other Documents.

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(j)          Affiliate Transactions. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from providing for the borrowing of money from or lending of money to, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(k)          Intellectual Property. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with its business and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and the Company has not received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned. The Company has not received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its intellectual property, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All Intellectual Property Rights of the Company are set forth in the SEC Reports.

(l)           USA Patriot Act. The Company is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the USA Patriot Act (Title III of Pub. L. 107-56, signed into law on October 26, 2001) (the “Act”). No part of the proceeds of the Notes will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

(m)         Foreign Asset Control Laws. The Company is not a Person named on a list published by OFAC or a Person with whom dealings are prohibited under any OFAC Regulations.

(n)          Valid Issuance of the Securities. The Securities have been duly authorized and, when issued and paid for in accordance with the applicable Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and all restrictions on transfer other than those expressly imposed by the federal securities laws and vest in the Purchaser full and sole title and power to the Securities.

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(o)          Capitalization and Voting Rights. The authorized capital stock of the Company and all securities of the Company issued and outstanding are set forth in the SEC Reports as of the dates reflected therein. All of the outstanding shares of Common Stock and other securities of the Company have been duly authorized and validly issued, and are fully paid and nonassessable. Except as set forth in the SEC Reports, there are no agreements or arrangements under which the Company is obligated to register the sale of any of the Company’s securities under the Securities Act. Except as set forth in the SEC Reports, no shares of Common Stock and/or other securities of the Company are entitled to preemptive rights and there are no outstanding debt securities and no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock and/or other securities of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company other than those issued or granted in the ordinary course of business pursuant to the Company’s equity incentive and/or compensatory plans or arrangements. Except for customary transfer restrictions contained in agreements entered into by the Company to sell restricted securities and/or as set forth in the SEC Reports, the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock and/or other securities of the Company. Except as set forth in the SEC Reports, to the Company’s knowledge, the offer and sale of all capital stock, convertible or exchangeable securities, rights, warrants, options and/or any other securities of the Company when any such securities of the Company were issued complied with all applicable federal and state securities laws, and no current and/or prior holder of any securities of the Company has any right of rescission or damages or any “put” or similar right with respect thereto that would have a Material Adverse Effect. Except as set forth in the SEC Reports, there are no securities or instruments of the Company containing anti-dilution or similar provisions that will be triggered by the issuance and/or sale of the Securities and/or the consummation of the transactions described herein or in any of the other Documents. Except as set forth in the SEC Reports, no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Documents.

(p)          SEC Reports. The Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and the Company is current in its filing obligations under the Exchange Act, including, without limitation, its filings of Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (collectively, the “SEC Reports”). The SEC Reports, at the time filed with the SEC, did not contain any untrue statement of a material fact or omit to state any fact necessary to make any statement therein not misleading. The Company is an issuer subject to Rule 144(i) under the Securities Act. All financial statements included in the SEC Reports (the “Financial Statements”) have been prepared, if so required, in accordance with GAAP applied on a consistent basis throughout the periods indicated and with each other, except that unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present, in all material respects, the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject in the case of unaudited Financial Statements to normal year-end audit adjustments.

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(q)          Sarbanes-Oxley Act. The Company is in compliance in all respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

(r)          Absence of Litigation. Other than as disclosed in the SEC Reports, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock or any of the Company’s officers or directors or 5% or greater stockholders in their capacities as such, that would need to be disclosed on the Company’s next Quarterly Report on Form 10-Q or Annual Report on Form 10-K. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(s)          Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited Financial Statements included in the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed with the SEC prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s Financial Statements pursuant to GAAP or disclosed in SEC Reports pursuant to SEC rules and/or regulations, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its business, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

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(t)          No Integrated Offering. Assuming the accuracy of the representations and warranties set forth in Section 3.2, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the issuance and/or sale of the Securities to be integrated with prior offerings of securities by the Company for purposes of the Securities Act that would require the registration of any such Securities and/or any other securities of the Company under the Securities Act.

(u)         No Consents, Etc. No direct or indirect consent, approval, authorization or similar item is required to be obtained by the Company to enter into this Agreement, the Warrants, the Notes, and/or the other Documents to which it is a party and to perform or undertake any of the transactions contemplated pursuant to this Agreement, the Warrants, the Notes, and/or any of the other Documents to which it is a party, except for such consents as have already been received.

(v)          Listing of Securities. All Underlying Shares and Warrant Shares have been approved, if so required, for listing or quotation on the Trading Market, subject only to notice of issuance.

(w)         DTC Eligible. The Common Stock is DTC eligible and DTC has not placed a “freeze” or a “chill” on the Common Stock and the Company has no reason to believe that DTC has any intention to make the Common Stock not DTC eligible, or place a “freeze” or “chill” on the Common Stock.

(x)           No General Solicitation. Neither the Company, nor any of its affiliates, nor, to the knowledge of the Company, any Person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

(y)          Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Documents.

(z)          Internal Accounting and Disclosure Controls. Other than as disclosed in the SEC Reports, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Other than as disclosed in the SEC Reports, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Other than as disclosed in the SEC Reports, during the twelve months prior to a Closing Date, the Company has not received any notice or correspondence from any accountant relating to any material weakness in any part of the system of internal accounting controls of the Company.

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(aa)        Private Placement. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(bb)        Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(cc)        Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as disclosed in the SEC Reports, the Company has not, in the twelve (12) months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.

(dd)        Accountants. The Company’s accounting firm is Sadler, Gibb & Associates, LLC. To the knowledge and belief of the Company, such accounting firm: (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ending May 31, 2017.

(ee)        Acknowledgment Regarding Purchaser’s Purchase of Securities. The Company acknowledges and agrees that the Purchasers are each acting solely in the capacity of an arm’s length purchaser with respect to the Documents and the transactions contemplated thereby. The Company further acknowledges that the Purchasers are not acting as financial advisors or fiduciaries of the Company (or in any similar capacity) with respect to the Documents and the transactions contemplated thereby and any advice given by the Purchasers or any of its representatives or agents in connection with the Documents and the transactions contemplated thereby is merely incidental to each Purchaser’s purchase of the Securities. The Company further represents to the Purchasers that the Company’s decision to enter into this Agreement and the other Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

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(ff)         No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Documents.

(gg)       Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from providing for the borrowing of money from or lending of money to, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(hh)        Insurance. The Company and the Subsidiaries are currently not insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged.

(ii)          Management. During the past five year period, no current officer or director or, to the knowledge of the Company, no current ten percent (10%) or greater stockholder of the Company or any of its Subsidiaries has been the subject of:

(i)           a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

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(ii)          a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

(iii)         any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

(1)         Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(2)         Engaging in any particular type of business practice; or

(3)         Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

(iv)         any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(v)         a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(vi)         a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

3.2         Representations and Warranties of each Purchaser. Each Purchaser, severally and not jointly, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)          Authorization. Such Purchaser has full power and authority to enter into this Agreement and the other Documents to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby and has taken all action necessary to authorize the execution and delivery of this Agreement and the other Documents to which it is a party, the performance of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby.

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(b)          Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to an effective registration statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c)          Accredited Investor Status; Investment Experience. At the time such Purchaser was offered the Securities it was, and as of the date hereof and as of the Closing Date it is, and on each date on which it converts any portion of the Note or exercises any portion of the Warrants it will be, an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(d)          Experience of Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)          General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)          Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchasers’ compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchasers set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchasers to acquire the Securities.

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(g)          Information. Such Purchaser has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities, which have been requested by such Purchaser. Such Purchaser has been afforded the opportunity to ask questions of the Company. Such Purchaser understands that its investment in the Securities involves a high degree of risk. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of its Securities. Such Purchaser is relying solely on its own accounting, legal and tax advisors, and not on any statements of the Company or any of its agents or representatives, for such accounting, legal and tax advice with respect to its acquisition of the Securities.

(h)          No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities, or the fairness or suitability of an investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(i)          Validity; Enforcement; No Conflicts. This Agreement and each Document to which such Purchaser is a party have been duly and validly authorized, executed and delivered on behalf of such Purchaser and shall constitute the legal, valid and binding obligations of such Purchaser enforceable against such Purchaser in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(j)          Organization and Standing. Such Purchaser is duly organized, validly existing and in good standing under the laws of the State of where it was formed.

(k)          Brokers or Finders. No brokerage or finder’s fees or commissions are or will be payable by such Purchaser to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Documents. The Company shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Documents.

(l)           Ability to Perform. There are no actions, suits, proceedings or investigations pending against such Purchaser or such Purchaser’s assets before any court or governmental agency (nor is there any threat thereof) that would impair in any way such Purchaser’s ability to enter into and fully perform its commitments and obligations under this Agreement and the Documents to which it is a party or the transactions contemplated hereby or thereby.

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(m)         Certain Transactions and Confidentiality. Such Purchaser has not, directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle, whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement or to the Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(n)          Transfer or Resale. Such Purchaser understands that (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act, as amended, (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) except as otherwise provided in the Documents, neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect the Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE 4

COVENANTS

4.1         Transfer Restrictions.

(a)         The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser, the Company may require, at the Company’s expense, the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Purchaser under this Agreement.

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(b)         The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL IN A FORM ACCEPTABLE TO THE COMPANY.

4.2         Public Information. From and after the six month anniversary of the Closing Date until such time that no Purchaser owns Securities, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act, and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

4.3         Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Documents, including, without limitation, its obligation to issue the Underlying Shares pursuant to the Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.4         Conversion and Exercise Procedures. The form of Notice of Conversion included in the Notes sets forth the totality of the procedures required of a Purchaser in order to convert the Notes. Without limiting the preceding sentences, no ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required in order to convert the Note. No additional legal opinion, other information or instructions shall be required of a Purchaser to convert its Notes. The Company shall honor conversions of the Notes and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Documents.

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4.5         Disclosure of Transactions and Other Material Information.

(i)           Disclosure of Transaction. The Company shall, on or before 9:30 a.m., New York time, on the second (2nd) Business Day after the date of this Agreement, issue a press release (the “Press Release”) reasonably acceptable to the Purchasers disclosing all the material terms of the transactions contemplated by the Documents. On or before 9:30 a.m., New York time, on the third (3rd) Business Day after the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Documents in the form required by the 1934 Act and attaching all the material Documents (including, without limitation, this Agreement, the form of Notes, the form of Warrant and the Security Agreement) (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided to any of the Purchasers by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Documents. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Purchasers or any of their affiliates, on the other hand, shall terminate.

(ii)          Limitations on Disclosure. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide any Purchaser with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of such Purchaser (which may be granted or withheld in such Purchaser’s sole discretion). To the extent that the Company delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information. Subject to the foregoing, neither the Company, its Subsidiaries nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of any Purchaser, to make the Press Release and any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the applicable Purchaser (which may be granted or withheld in such Purchaser’s sole discretion), the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of such Purchaser in any filing, announcement, release or otherwise, unless required by law or regulations. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that no Purchaser, except as set forth in this Agreement, shall have (unless expressly agreed to by a particular Purchaser after the date hereof in a written definitive and binding agreement executed by the Company and such particular Purchaser (it being understood and agreed that no Purchaser may bind any other Purchaser with respect thereto)), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding the Company or any of its Subsidiaries.

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(iii)         Other Confidential Information. Disclosure Failures; Disclosure Delay Payments. In addition to other remedies set forth in this Section 4.5, and without limiting anything set forth in any other Transaction Document, at any time after the Closing Date if the Company, any of its Subsidiaries, or any of their respective officers, directors, employees or agents, provides any Purchaser with material non-public information relating to the Company or any of its Subsidiaries (each, the “Confidential Information”), the Company shall, on or prior to the applicable Required Disclosure Date (as defined below), publicly disclose such Confidential Information on a Current Report on Form 8-K or otherwise (each, a “Disclosure”). From and after such Disclosure, the Company shall have disclosed all Confidential Information provided to such Purchaser by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon such Disclosure, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Purchasers or any of their affiliates, on the other hand, shall terminate. In the event that the Company fails to effect such Disclosure on or prior to the Required Disclosure Date and such Purchaser shall have possessed Confidential Information for at least ten (10) consecutive Trading Days (each, a “Disclosure Failure”), then, as partial relief for the damages to such Purchaser by reason of any such delay in, or reduction of, its ability to buy or sell shares of Common Stock after such Required Disclosure Date (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to such Purchaser an amount in cash equal to the greater of (I) two percent (2%) of the aggregate Purchase Price and (II) the applicable Disclosure Restitution Amount, on each of the following dates (each, a “Disclosure Delay Payment Date”): (i) on the date of such Disclosure Failure and (ii) on every thirty (30) day anniversary such Disclosure Failure until the earlier of (x) the date such Disclosure Failure is cured and (y) such time as all such non-public information provided to such Purchaser shall cease to be Confidential Information (as evidenced by a certificate, duly executed by an authorized officer of the Company to the foregoing effect) (such earlier date, as applicable, a “Disclosure Cure Date”). Following the initial Disclosure Delay Payment for any particular Disclosure Failure, without limiting the foregoing, if a Disclosure Cure Date occurs prior to any thirty (30) day anniversary of such Disclosure Failure, then such Disclosure Delay Payment (prorated for such partial month) shall be made on the third (3rd) Business Day after such Disclosure Cure Date. The payments to which an Investor shall be entitled pursuant to this Section 4.6 are referred to herein as “Disclosure Delay Payments.” In the event the Company fails to make Disclosure Delay Payments in a timely manner in accordance with the foregoing, such Disclosure Delay Payments shall bear interest at the rate of two percent (2%) per month (prorated for partial months) until paid in full.

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For the purpose of this Agreement the following definitions shall apply:

“Disclosure Failure Market Price” means, as of any Disclosure Delay Payment Date, the price computed as the quotient of (I) the sum of the five (5) highest VWAPs (as defined in the Debentures) of the Common Stock during the applicable Disclosure Restitution Period (as defined below), divided by (II) five (5) (such period, the “Disclosure Failure Measuring Period”). All such determinations to be appropriately adjusted for any share dividend, share split, share combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such Disclosure Failure Measuring Period.

“Disclosure Restitution Amount” means, as of any Disclosure Delay Payment Date, the product of (x) difference of (I) the Disclosure Failure Market Price less (II) the lowest purchase price, per share of Common Stock, of any Common Stock issued or issuable to such Purchaser pursuant to this Agreement or any other Transaction Documents, multiplied by (y) 10% of the aggregate daily dollar trading volume (as reported on Bloomberg (as defined in the Debentures)) of the Common Stock on the Principal Market for each Trading Day either (1) with respect to the initial Disclosure Delay Payment Date, during the period commencing on the applicable Required Disclosure Date through and including the Trading Day immediately prior to the initial Disclosure Delay Payment Date or (2) with respect to each other Disclosure Delay Payment Date, during the period commencing the immediately preceding Disclosure Delay Payment Date through and including the Trading Day immediately prior to such applicable Disclosure Delay Payment Date (such applicable period, the “Disclosure Restitution Period”).

“Required Disclosure Date” means (x) if such Purchaser authorized the delivery of such Confidential Information, either (I) if the Company and such Purchaser have mutually agreed upon a date (as evidenced by an e-mail or other writing) of Disclosure of such Confidential Information, such agreed upon date or (II) otherwise, the seventh (7th) calendar day after the date such Purchaser first received any Confidential Information or (y) if such Purchaser did not authorize the delivery of such Confidential Information, the first (1st) Business Day after such Purchaser’s receipt of such Confidential Information

4.6         Reservation of Shares.

(a)          The Company covenants and agrees that it will, within five (5) days after the Company completes its redomiciliation to the State of Nevada but in no event later than three (3) months from the Closing Date, and at all times thereafter, reserve and keep available out of its authorized and unissued shares of Common Stock a number of shares of Common Stock at least equal to the Required Minimum (as defined below). The “Required Minimum” means, as of any date, two (2) times the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Documents, including any Underlying Shares issuable upon conversion in full of the Notes (including Conversion Shares issuable as payment of interest on the Notes), ignoring any conversion or exercise limits set forth therein, and Warrant Shares issuable upon exercise of the Warrants. The Company shall be required to calculate the Required Minimum on the first Trading Day of each month that any Securities are outstanding and provide such calculation to the Purchasers and the Transfer Agent promptly. For purposes of calculating the Required Minimum, the Company shall assume that all outstanding principal of all Notes will remain outstanding until the applicable Maturity Date as defined in the Notes and all accrued but unpaid interest thereon accrues at the rate of 8% per annum and is paid on the applicable Maturity Date.

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(b)          The Company shall, if applicable: (i) in the time and manner required by the Principal Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing or quotation on such Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing or quotation and (iv) maintain the listing or quotation of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

4.7        Certain Transactions and Confidentiality. Each Purchaser agrees, severally and not jointly, that such Purchaser will not enter into any Net Short Sales (as hereinafter defined) from the period commencing on the Closing Date and ending on the date that such Purchaser no longer holds any Notes. For purposes of this Section 4.6, a “Net Short Sale” by any Purchaser shall mean a sale of Common Stock by such Purchaser that is marked as a short sale and that is made at a time where there is no equivalent offsetting long position in Common Stock held by such Purchaser. For purposes of determining whether there is an equivalent offsetting long position in Common Stock held by the Purchaser, Underlying Shares that have not yet been converted pursuant to the Notes shall be deemed to be held long by the Purchaser, and the amount of shares of Common Stock held in a long position shall be all unconverted Underlying Shares (subject, however to all conversion limitations included in the Notes) issuable to such Purchaser on such date, plus any shares of Common Stock or Common Stock Equivalents otherwise then held by such Purchaser. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle, whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

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4.8         Negative Covenants. Until all the Liabilities are paid in full, Company covenants and agrees that:

(a)          Restricted Payments. Except as contemplated by the Documents, the Company shall not directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Indebtedness, whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness, except for Permitted Indebtedness; provided, however, that, notwithstanding anything to the contrary provided herein or elsewhere, in no event shall the Company directly and/or indirectly make any payment to any officer, director, or 5% or greater beneficial holder of the Company’s voting stock or Common Stock or an affiliate of the Company and/or any affiliate of any such person representing the direct and/or indirect repayment of Indebtedness, premiums and/or interest on Indebtedness, unpaid salaries, unpaid consulting fees, unpaid expenses, accrued but unpaid interest and/or otherwise.

(b)          Restriction on Redemption and Dividends. Other than as permitted or required under the Documents, the Company shall not, directly or indirectly, redeem or repurchase more than a de minimis number of shares of or declare or pay any dividend or distribution on any of its capital stock whether in cash, stock rights and/or property, except as set forth in the SEC Reports.

(c)          Indebtedness. The Company shall not incur or permit to exist any Indebtedness, except for Permitted Indebtedness.

(d)          Liens. The Company shall not create or permit to exist any Liens or security interests with respect to any assets, whether now owned or hereafter acquired and owned, except for Permitted Liens.

(e)          Guaranties, Loans or Advances. The Company shall not become or be a guarantor or surety of, or otherwise become or be responsible in any manner with respect to any undertaking of any other Person, or make or permit to exist any loans or advances to or investments in any other Person, except for the endorsement, in the ordinary course of collection, of instruments payable to it or to its order.

(f)           Use of Proceeds. The Company shall not permit any proceeds of the Note to be used either directly or indirectly for the purpose, whether immediate, incidental or ultimate, of “purchasing or carrying any margin stock” within the meaning of Regulation U, as amended from time to time, of the Board of Governors of the Federal Reserve System.

(g)          Transactions with Affiliates. The Company shall not directly and/or indirectly enter into, renew, extend or be a party to, any transaction or series of related transactions which would be required to be disclosed in any public filing with the SEC (including, without limitation, lending funds to an Affiliate and/or borrowing funds from any Affiliate, the purchase, sale, lease, transfer or exchange of property, securities or assets of any kind or the rendering of services of any kind) with any officer, director, Affiliate and/or any Affiliate of such person, unless such transaction is made on an arms’ length basis and expressly approved by a majority of the disinterested directors (even if less than a quorum otherwise required for board approval).

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4.9         Additional Documentation. Within five (5) Business Days of the Closing Date, the Company shall deliver (i) the Notes and (ii) the Warrants.

4.10       Redomicilation. Within twenty (20) Trading Days of the Closing Date, the Company shall complete the process of domiciling the Company in the State of Nevada.

4.11       Legal Opinion. Within sixty (60) calendar days of the Closing Date, the Company shall deliver an opinion of legal counsel to the Company, in form reasonably acceptable to the Purchasers.

4.12       Further Assurances. The Company shall, from time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take such actions, as the Purchasers may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement and the other Documents.

ARTICLE 5

CLOSING CONDITIONS

5.1        Closing Conditions of Purchaser. Each Purchaser’s obligation to purchase the Warrants and the Note at the Closing is subject to the fulfillment of each and every one of the following conditions prior to or contemporaneously with such Closing (unless waived by such Purchaser in writing in its sole and absolute discretion):

(a)          Delivery of Documents. Each Purchaser shall have received from the Company each of the following (together with all Exhibits, Schedules, and annexes to each of the following), in form and substance reasonably satisfactory to such Purchaser and its counsel and, where applicable, duly executed and recorded (to the extent required):

(i)          this Agreement;

(ii)         the Note in such Purchaser’s name having the principal amount set forth on Schedule 1;

(iii)        the Warrant;

(iv)        the Transfer Agent Letter;

(v)         a certificate evidencing the formation and good standing of the Company in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the Closing Date;

(vi)        a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions as adopted by the Company’s board of directors in a form reasonably acceptable to the Purchasers, (ii) the Articles of Incorporation of the Company, and (iii) the Bylaws of the Company, each as in effect at the Closing; and

(vii)       the fully executed Closing Statement.

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(b)         Approvals. The receipt by each Purchaser of all governmental and third-party approvals necessary in connection with the execution and performance of the Documents and the transactions contemplated thereby, all of which consents/approvals shall be in full force and effect.

(c)         Additional Conditions. The fulfillment of each and every one of the following conditions prior to or contemporaneously with the Closing:

(i)          Representations and Warranties. Each of the representations and warranties made by Company in or pursuant to the Documents and all Schedules and/or Exhibits to this Agreement and/or any of the other Documents shall be true and correct in all material respects on and as of the Closing Date as if made (or given) on and as of such date (except where such representation and warranty speaks of a specific date, in which case such representation and warranty shall be true and correct as of such date).

(ii)         No Events of Default. No Event of Default or any other event that, with the passage of time or the giving of notice or both, would become an Event of Default shall have occurred or would result from the sale of the Warrants and the Notes to the Purchaser or the performance of any other transaction set forth or contemplated by any of the Documents.

(iii)        Fees, Etc. The Purchasers’ Expenses allocated to the Purchasers’ counsel shall have been received by the Purchasers’ counsel.

(iv)        Compliance with Laws. The Company shall have complied with all applicable federal, state and local governmental laws, rules, regulations and ordinances in connection with the execution, delivery and performance of this Agreement and the other Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the Company shall have obtained all permits and qualifications required by any applicable state securities or “Blue Sky” laws for the offer and sale of the Securities by the Company to the Purchasers.

(v)        No Injunction. No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened in writing or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of or which would materially modify or delay the execution and performance of the Documents and/or any of the transactions contemplated by the Documents.

(vi)       No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any court or governmental authority shall have been commenced or threatened in writing, and no inquiry or investigation by any governmental authority shall have been commenced or threatened in writing, against the Company, or any of the officers, directors or affiliates of the Company, seeking to restrain, prevent or change the Documents and/or any of the transactions contemplated by the Documents, or seeking material damages in connection with such Documents and/or transactions.

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(vii)       No Material Adverse Effect. No condition, occurrence, state of facts or event constituting a Material Adverse Effect shall have occurred and be continuing.

(viii)       No Suspension of Trading in or Notice of Delisting of Common Stock. Trading in the Common Stock shall not have been suspended and/or halted by the SEC, the Principal Market or FINRA. The Company shall not have received any final and non-appealable notice that the listing or quotation of the Common Stock on the Principal Market shall be terminated on a date certain (unless, prior to such date certain, the Common Stock is listed or quoted on any other Trading Market); trading in securities generally as reported on the Principal Market shall not have been suspended or limited, nor shall a banking moratorium have been declared either by the U.S. or New York State authorities; there shall not have been imposed any suspension of electronic trading or settlement services by the Depository Trust Company (“DTC”) with respect to the Common Stock that is continuing; the Company shall not have received any notice from DTC to the effect that a suspension of electronic trading or settlement services by DTC with respect to the Common Stock is being imposed or is contemplated (unless, prior to such suspension, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension); nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis that has had or would reasonably be expected to have a material adverse change in any U.S. financial, credit or securities market that is continuing.

(ix)        Completion of Due Diligence. Each Purchaser shall have completed its legal, business and financial due diligence of the Company to its full satisfaction and shall be fully satisfied with the results thereof.

(x)        Completion of AWS Acquisition. The Asset Purchase Agreement among the Company and InterCloud Systems, Inc., in the form attached hereto as Exhibit D, shall have been consummated.

5.2        Closing Conditions of Company. The obligation of the Company to sell and issue the Warrants and Notes to the Purchasers at the Closing is subject to the fulfillment, to the Company’s reasonable satisfaction, prior to or contemporaneously with the Closing, of each of the following conditions (unless waived by the Company in writing in its sole and absolute discretion):

(a)         Delivery of Documents. The Company shall have received from each Purchaser each of the following (together with all Exhibits, Schedules, and annexes to each of the following), in form and substance reasonably satisfactory to the Company and its counsel and, where applicable, duly executed and recorded (to the extent required):

(i)          this Agreement; and

(ii)         the fully executed Closing Statement.

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(b)         Approvals. The receipt by the Company of all governmental and third-party approvals necessary in connection with the execution and performance of the Documents and the transactions contemplated thereby, all of which consents/approvals shall be in full force and effect.

(c)         Additional Conditions. The fulfillment of each and every one of the following conditions prior to or contemporaneously with the Closing:

(i)          Representations and Warranties. Each of the representations and warranties made by the Purchasers in or pursuant to the Documents and all Schedules and/or Exhibits to this Agreement and/or any of the other Documents shall be true and correct in all material respects on and as of the Closing Date as if made (or given) on and as of such date (except where such representation and warranty speaks of a specific date, in which case such representation and warranty shall be true and correct as of such date).

(ii)         Compliance with Laws. The Purchasers shall have complied with all applicable federal, state and local governmental laws, rules, regulations and ordinances in connection with the execution, delivery and performance of this Agreement and the other Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, including, without limitation, any applicable state securities or “Blue Sky” laws.

(iii)         No Injunction. No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened in writing or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of or that would materially modify or delay any of the transactions contemplated by the Documents.

(iv)        Receipt of the Purchase Price. The Company shall have received the Purchase Price from each Purchaser as set forth on Schedule 1 hereto (less the applicable pro rata portion of the Purchasers’ Expenses).

ARTICLE 6

MISCELLANEOUS

6.1        No Waiver; Modifications In Writing. No failure or delay on the part of any Purchaser in exercising any right, power or remedy pursuant to the Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No provision of the Documents may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers, or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. Any waiver of any provision of the Documents and any consent by any Purchaser to any departure by the Company from the terms of any provision of the Documents shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

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6.2        Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile or e-mail if sent during normal business hours of the recipient; if not, then on the next Business Day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt:

If to Company:

Mantra Venture Group Ltd.

c/o AW Solutions, Inc.

300 Crown Oak Centre Drive

Longwood, Florida 32750

Attention: Chief Executive Officer

Fax No.: (407) 260-0749

With copies to:

(which shall not constitute notice):

Pryor Cashman LLP

7 Times Square

New York, New York 10036

Attention: M. Ali Panjwani, Esq.

Fax No.: (212) 798-6319

If to the Purchasers:

To the address on each Purchaser’s signature page.

With copies to:

(which shall not constitute notice):

Sichenzia Ross Ference Kesner LLP

61 Broadway

New York, NY 10006

Attention: Thomas A. Rose, Esq.

Fax No.: (212) 930-9700

Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

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6.3         Costs, Expenses and Taxes. Notwithstanding anything to the contrary provided herein or elsewhere, Company agrees to pay the Purchasers’ Expenses in accordance with Section 2.4. In addition, Company shall pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of the Documents and the Company agrees to hold the Purchasers harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes. If any suit or proceeding arising from any of the foregoing is brought against any Purchaser, Company, to the extent and in the manner reasonably directed by the Purchaser, will resist and defend such suit or proceeding or cause the same to be resisted and defended by counsel reasonably approved by such Purchaser. If Company shall fail to do any act or thing which each has covenanted and/or agreed to do under this Agreement and/or any other Document or any representation or warranty on the part of Company contained in this Agreement and/or any other Document shall be breached, such Purchaser may, in its sole and absolute discretion, do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose; and any and all amounts so expended by such Purchaser shall be repayable to the Purchaser by Company immediately upon such Purchaser’s demand therefor, with interest at a rate equal to eighteen (18%) percent during the period from and including the date funds are so expended by such Purchaser to the date of repayment in full, and any such amounts due and owing to such Purchaser shall be deemed to be part of the Liabilities secured hereunder and under the other Documents. The obligations of Company under this Section 6.3 shall survive the termination of this Agreement and the discharge of the other obligations of Company under the Documents.

6.4         Indemnity, Etc. In addition to the payment of expenses pursuant to Section 6.3, Company agrees to indemnify, pay and hold each Purchaser, and such Purchaser’s affiliates and their respective officers, directors, employees, agents, consultants, auditors, and attorneys of any of them (collectively called the “Indemnitees”) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement and/or the other Documents or the consummation of the transactions contemplated by this Agreement and/or the other Documents (the “Indemnified Liabilities”); provided that Company shall have no obligation to an Indemnitee hereunder with respect to Indemnified Liabilities directly resulting from the gross negligence or willful misconduct of that Indemnitee, as determined by a court of competent jurisdiction by a final and nonappealable judgment. In no event shall such Purchaser and/or any of its employees, agents, partners, affiliates, members, equity and/or debt holders, managers, officers, directors and/or other related or similar type of Person, have any liability to the Company and/or any of its officers, directors, employees, agent, attorneys, affiliates, consultants, equity and/or debt holders except for any actions or lack of actions of such persons that are found by a court of competent jurisdiction after the time for all appeals has passed to have resulted directly from such Person’s willful misconduct or gross negligence.

6.5         Counterparts; Signatures. This Agreement may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement. This Agreement and the Documents may be executed by any party to this Agreement or any of the Documents by original signature, facsimile and/or electronic signature.

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6.6         Binding Effects; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of a majority in interest of the Notes (other than by merger). A Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Documents that apply to the “Purchaser.”

6.7         Headings. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision of this Agreement and shall not affect the construction of this Agreement.

6.8         Entire Agreement. This Agreement, together with the other Documents, contains the entire agreement between the parties hereto with respect to the transactions contemplated herein and therein and supersedes all prior representations, agreements, covenants and understandings, whether oral or written, related to the subject matter of this Agreement and the other Documents.

6.9         GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED EXCLUSIVELY IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS.

6.10       Severability Of Provisions. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

6.11       Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Documents, whenever any Purchaser exercises a right, election, demand or option under a Document and the Company does not timely perform its related obligations within the periods therein provided, then the Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of a conversion of a Note, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion concurrently with the return to the Purchaser of the applicable Note.

6.12       Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Document. Notwithstanding any provision to the contrary contained in any Document, it is expressly agreed and provided that the total liability of the Company under the Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Documents, such excess shall be applied by the Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the Purchaser’s election.

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6.13       Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any person or entity, other than the Company and its representatives, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, members, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.

6.14       Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

6.15       JURISDICTION; WAIVER. EACH PARTY HEREBY ACKNOWLEDGES THAT THIS AGREEMENT IS BEING SIGNED BY EACH OTHER PARTY IN PARTIAL CONSIDERATION OF SUCH OTHER PARTY’S RIGHT TO ENFORCE IN THE JURISDICTION STATED BELOW THE TERMS AND PROVISION OF THIS AGREEMENT AND THE DOCUMENTS. EACH PARTY IRREVOCABLY CONSENTS TO THE EXCLUSIVE AND SOLE JURISDICTION IN NEW YORK, NEW YORK AND VENUE IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK FOR SUCH PURPOSES AND WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND ANY OBJECTION THAT NEW YORK, NEW YORK IS NOT CONVENIENT. EACH PARTY HEREBY WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST ANY OTHER PARTY IN ANY JURISDICTION EXCEPT NEW YORK, NEW YORK. EACH PARTY HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY WITH RESPECT TO ANY MATTER WHATSOEVER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE LOAN, THE DOCUMENTS AND/OR THE TRANSACTIONS WHICH ARE THE SUBJECT OF THE DOCUMENTS.

6.16       Survival. The representations, and warranties of the Company and each Purchaser herein and/or in the other Documents shall survive the execution and delivery hereof and the Closing Date; the obligations, Liabilities, agreements and covenants of the Company and each Purchaser set forth herein and/or in the other Documents shall survive the execution and delivery hereof and the Closing Date, as shall all rights and remedies of the Company and each Purchaser set forth in this Agreement and/or in any of the other Documents.

6.17       No Integration. Neither the Company, nor any of its affiliates, nor any person acting on behalf of the Company or such affiliate, will sell, offer for sale, or solicit offers to buy or otherwise negotiate with respect to any security (as defined in the Securities Act) which will be integrated with the sale and/or issuance of any of the Securities in a manner which would require the registration of the Securities under the Securities Act, or require stockholder approval, under the rules and regulations of the Trading Market for the Common Stock. The Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the Securities Act or the rules and regulations of the Trading Market, with the issuance of Securities contemplated herein.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

COMPANY:	MANTRA VENTURE GROUP LTD.

	By:	/s/ Larry Kristof
	Name:	Larry Kristof
	Title:	Chief Executive Officer

PURCHASER SIGNATURE PAGES TO COPSYNC SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ________________________________________________________

Signature of Authorized Signatory of Purchaser: __________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Email Address of Authorized Signatory: _____________________________________________

Facsimile Number of Authorized Signatory: __________________________________________

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

EIN Number: _______________________